UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): February 3, 2021

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Suite 260
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BZH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 3, 2021, the Company held its 2021 Annual Meeting of Stockholders. A total of 26,292,085 shares were represented in person or by valid proxy at the annual meeting and the Company’s stockholders took the following actions:

1.    Election of Directors. As part of a comprehensive, long-term Board succession plan, one of our former directors did not stand for reelection at the Annual Meeting. After many years of distinguished service, Laurent Alpert retired from the Board. Stockholders elected Elizabeth S. Acton, Allan P. Merrill, Peter M. Orser, Norma A. Provencio, Danny R. Shepherd, David J. Spitz and C. Christian Winkle to serve as directors until the 2022 Annual Meeting of Stockholders and until their successors are elected and qualified. The vote totals for each of these individuals is as set forth below:

Director	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Elizabeth S. Acton	23,202,922	373,939	76,174	2,639,050
Allan P. Merrill	22,821,059	813,252	18,724	2,639,050
Peter M. Orser	21,408,189	2,225,997	18,849	2,639,050
Norma A. Provencio	22,548,191	1,086,323	18,251	2,639,050
Danny R. Shepherd	23,097,372	536,334	19,329	2,639,050
David J. Spitz	23,056,767	577,125	19,143	2,639,050
C. Christian Winkle	23,228,277	405,516	19,242	2,639,050

2.    Ratification of Independent Accountants. Stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021. The vote totals were 25,855,054 shares for, 416,111 shares against and 20,920 share abstentions.

3.    Vote on Compensation of Named Executive Officers. Stockholders approved the compensation paid to the Company’s named executive officers for the fiscal year ending September 30, 2020. The vote totals were 20,732,950 shares for, 2,870,532 shares against, 49,553 share abstentions and 2,639,050 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, Inc.

Date:	February 4, 2021	By:	/s/ Keith L. Belknap
Keith L. Belknap Executive Vice President, General Counsel and Corporate Secretary